Oppenheimer CAPITAL INCOME FUND

Supplement dated April 3, 2009 to the

Prospectus dated December 29, 2008

This supplement amends the Prospectus of Oppenheimer Capital Income Fund (the “Fund”) dated December 29, 2008 and replaces the supplement dated March 31, 2009. The Prospectus is revised as follows:

1.	The section titled "How the Fund is Managed – Portfolio Manager," on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Michael S. Levine and the fixed income component is managed by Krishna Memani. Mr. Levine and Mr. Memani are primarily responsible for the day-to-day management of the Fund's investments. Mr. Levine has been a Vice President and portfolio manager of the Fund since June 1999. Mr. Memani is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Levine has been a Vice President of the Manager since June 1998. He is a portfolio manager and an officer of another portfolio in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

2.	The section titled “How the Fund is Managed – Advisory Fees” on page 21 is deleted in its entirety and is replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $4.5 billion, and 0.48% of net assets in excess of $5 billion. The Fund’s management fee for the period ended August 31, 2008 was 0.53% of average annual net assets for each class of shares.

Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2008.

3.	The following is added immediately after the paragraph titled "Class N Shares," beginning on page 44:

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager’s and/or the Distributor’s own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.

April 3, 2009

PS0300.037